UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

August 29, 2007
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 29, 2007, Novell, Inc. (“Novell”) issued a press release to report Novell's financial results for the third fiscal quarter ended July 31, 2007. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

We disclosed non-GAAP adjusted financial measures in the press release for the fiscal quarters and first nine months ended July 31, 2007 and July 31, 2006. These non-GAAP measures include adjusted income from operations, adjusted diluted income available to common stockholders from continuing operations, and adjusted diluted income per common share from continuing operations based on an adjusted number of diluted weighted average shares. We provide non-GAAP financial measures to (i) enhance an overall understanding of our current financial performance and prospects for the future and (ii) enable investors to evaluate our performance in the same way that management does. Management uses these non-GAAP adjusted financial measures to evaluate performance, allocate resources, and determine commissions and bonuses.

The non-GAAP adjusted financial measures do not replace the presentation of Novell's GAAP financial results, but they eliminate expenses and gains that are unusual, that are excluded from analysts' consensus estimates, and/or that arise outside of the ordinary course of business. During the fiscal quarters and first nine months ended July 31, 2007 and July 31, 2006, the following items were excluded from our GAAP loss from operations to arrive at our non-GAAP adjusted income from operations:

  Stock-based compensation expense - We excluded stock-based compensation expense in the fiscal quarters and the first nine months ended July 31, 2007 and July 31, 2006 to be more in line with the way the financial community evaluates our performance and the methods used by analysts to calculate consensus estimates. Also, FASB Statement No. 123R, “Share Based Payment,” was not applied prior to fiscal year 2006, and therefore, its inclusion in the GAAP financial results distorts long-term trends.
  Restructuring expenses - The restructuring expenses we incurred in the third fiscal quarter and first nine months ended July 31, 2007 related to a decision to refocus our business to increase sustainable profitability. The restructuring plan resulted from our continuing efforts to develop our comprehensive transformation of our business as we work towards achieving our stated goal of 5% to 7% non-GAAP exit rate operating margins (as defined in the attached press release) by the end of the full fiscal year ended October 31, 2007. These expenses are not expected to recur once this restructuring is completed, currently targeted for the end of fiscal 2007. In the first nine months ended July 31, 2006 we did not incur restructuring expenses; however, we did have a reversal of some prior restructuring expenses to adjust the liability based on changes in estimates. This reversal was not anticipated and is not expected to recur.
  Purchased in-process research and development - In the first nine months ended July 31, 2006, we completed an acquisition. As part of the acquisition, we acquired some in-process research and development that was expensed in the period of acquisition. Acquisitions that involve the write-off of in-process research and development occur infrequently. Accordingly, these costs were not considered part of our on-going, ordinary business activities.
  Gain on sale of property, plant and equipment - This gain resulted from the sale of material corporate assets in the third quarter of fiscal 2006 and in the first nine months ended July 31, 2006. We are not in the business of selling material corporate assets, and, in fact, sell corporate assets infrequently; therefore, these were not considered part of our on-going, ordinary business.
  Litigation settlements and judgments - Litigation settlements and judgments are excluded when they relate to claims that do not arise in the ordinary course of our business.
  Loss on sale of Japan consulting group - This loss resulted from the planned disposition of our consulting group in Japan in the third fiscal quarter ended July 31, 2006. Dispositions of business units occur infrequently; therefore, these costs were not considered part of our on-going, ordinary business.
  Executive termination benefits - In the third fiscal quarter ended July 31, 2006, the former Chief Executive Officer and Chief Financial Officer of Novell terminated their employment and received benefits pursuant to their severance agreements, which had been filed as exhibits to Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission. The payment of severance benefits to directors or executive officers occurs infrequently; therefore, these costs were not considered part of our on-going, ordinary business.
  Impairment of intangible assets - In the third fiscal quarter ended July 31, 2007, a review of existing intangible assets resulted in certain impairments. Impairments of intangible assets occur infrequently; therefore, these costs were not considered part of our on-going, ordinary business.
  Stock-based compensation review expenses - In the third fiscal quarter and first nine months ended July 31, 2007, we incurred expenses related to our self-initiated, voluntary review of historical stock-based compensation practices and related potential accounting impact. This type of review occurs infrequently; therefore, the costs related to the review were not considered part of our on-going, ordinary business.

We excluded the items described above and the following items from our GAAP loss available to common stockholders from continuing operations to arrive at our non-GAAP adjusted diluted income available to common stockholders from continuing operations and non-GAAP adjusted diluted income per common share from continuing operations:

  Gain on sale of venture capital funds - In prior years, we had a portfolio of investments in various venture capital funds. As part of our cash management strategy, we decided to eliminate this type of investment vehicle, eliminating all but one of these investments in the fourth quarter of fiscal 2006. In the first nine months ended July 31, 2007, we sold the remaining investment. The sale of this portfolio of venture capital funds was a one-time occurrence since the former investment program is no longer in place; therefore, the gain on the sale of the venture capital funds was not considered part of our ongoing, ordinary business.
  Impairment of long-term investments, net of gains on sale - Losses from impairments of long-term investments are not considered to be part of our on-going business. Likewise, gains from the sale of long-term investments made when we had the investment program in place are not considered to be part of our on-going business.
  Income tax adjustments - We adjusted our income taxes because we made adjustments, related to the excluded items indicated above, to our GAAP loss available to common stockholders from continuing operations.
  Adjustments to the number of diluted weighted average shares to calculate adjusted diluted income per common share from continuing operations - We adjusted our number of diluted weighted average shares to calculate adjusted diluted income per common share from continuing operations because we made adjustments, related to the excluded items indicated above, to our GAAP loss available to common stockholders from continuing operations.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description
99.1	Press Release dated August 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: August 29, 2007	By /s/ Dana C. Russell (Signature) Senior Vice President, Chief Financial Officer (Title)

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated August 29, 2007